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                                                                    Exhibit 10.4

                       FIRST VIRTUAL COMMUNICATIONS, INC.

                 1997 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

             ADOPTED BY THE BOARD OF DIRECTORS ON SEPTEMBER 25, 1997
                APPROVED BY THE STOCKHOLDERS ON DECEMBER 2, 1997

              AMENDED BY THE BOARD OF DIRECTORS ON JANUARY 17, 2000
                  APPROVED BY THE STOCKHOLDERS ON JUNE 22, 2000

               AMENDED BY THE BOARD OF DIRECTORS ON MARCH 14, 2001
                  APPROVED BY THE STOCKHOLDERS ON JUNE 22, 2001

      AMENDED BY THE BOARD OF DIRECTORS ON JULY 12, 2001 AND APRIL 23, 2002
                 APPROVED BY THE STOCKHOLDERS ON JUNE 14, 2002

               AMENDED BY THE BOARD OF DIRECTORS ON JULY 31, 2002


1. PURPOSE.

   (a) The purpose of the 1997 Non-Employee Directors' Stock Option Plan (the "Plan") is to provide a means by which each director of First Virtual Communications, Inc. (the "Company") who is not otherwise at the time of grant an employee of or consultant to the Company or of any Affiliate of the Company (each such person being hereafter referred to as a "Non-Employee Director") will be given an opportunity to purchase stock of the Company.

   (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended from time to time (the "Code").

   (c) The Company, by means of the Plan, seeks to retain the services of persons now serving as Non-Employee Directors of the Company, to secure and retain the services of persons capable of serving in such capacity, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

2. ADMINISTRATION.

   (a) The Plan shall be administered by the Board of Directors of the Company (the "Board") unless and until the Board delegates administration to a committee, as provided in subparagraph 2(b).

   (b) The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members of the Board (the "Committee"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board.


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The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3. SHARES SUBJECT TO THE PLAN.

   (a) Subject to the provisions of paragraph 10 relating to adjustments upon changes in stock and Section 3(c) below, the stock that may be sold pursuant to options granted under the Plan shall not exceed in the aggregate one million five hundred thousand (1,500,000) shares of the Company's common stock. If any option granted under the Plan shall for any reason expire or otherwise terminate without having been exercised in full, the stock not purchased under such option shall again become available for the Plan.

   (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

   (c) Notwithstanding Section 3(a), if at the time of each grant of an option under the Plan, the Company is subject to Section 260.140.45 of Title 10 of the California Code of Regulations ("Section 260.140.45"), the total number of securities issuable upon exercise of all outstanding options of the Company and the total number of shares provided for under this Plan or any other equity incentive, stock bonus or similar plan or agreement of the Company or outside any plan shall not exceed 30% of the then outstanding capital stock of the Company (as measured as set forth in Section 260.140.45), unless stockholder approval to exceed 30% has been obtained in compliance with Section 260.140.45, in which case the limit shall be such higher percentage as approved by the stockholders.

4. ELIGIBILITY.

   (a) Options shall be granted only to Non-Employee Directors of the Company.

   (b) So long as the Company is subject to Section 260.140.41 of Title 10 of the California Code of Regulations, a Non-Employee Director who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Affiliates (a "Ten Percent Stockholder") shall not be granted an option unless the exercise price of such option is at least (i) one hundred ten percent (110%) of the Fair Market Value (as such term is defined in subparagraph 9(e)) of the common stock of the Company on the date of grant or
(ii) such lower percentage of the Fair Market Value of the common stock of the Company on the date of grant as is permitted by Section 260.140.41 of Title 10 of the California Code of Regulations at the time of the grant of the option.

5. NON-DISCRETIONARY GRANTS.

   (a) Upon the date of the approval of the Plan by the Board (the "Adoption Date"), each person who is then a Non-Employee Director automatically shall be granted an option to purchase ten thousand (10,000) shares of common stock of the Company on such date on the terms and conditions set forth herein.


                                       2.

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   (b) Each person who is, after the Adoption Date, elected for the first time to be a Non-Employee Director automatically shall, on the date of his or her initial election as a Non-Employee Director by the Board or the shareholders of the Company, be granted an option to purchase forty thousand (40,000) shares of common stock of the Company on the terms and conditions set forth herein.

   (c) Each person who is, after the Adoption Date, elected for the first time to be a member of the Audit Committee of the Board automatically shall, on the date of his or her initial appointment as a member of such committee, be granted an option to purchase twenty-five thousand (25,000) shares of common stock of the Company on the terms and conditions set forth herein.

   (d) Each person who is, after the Adoption Date, elected for the first time to be a member of the Compensation Committee and/or Nominating Committee of the Board automatically shall, on the date of his or her initial appointment as a member of either such committee, be granted an option to purchase fifteen thousand (15,000) shares of common stock of the Company on the terms and conditions set forth herein.

   (e) Each Non-Employee Director who received an initial grant described in subparagraph 5(a) or 5(b) automatically shall, on each anniversary following the date of such grant, be granted an option to purchase forty thousand (40,000) shares of common stock of the Company provided that such person (i) is at that time a Non-Employee Director, and (ii) has served continuously as a Non-Employee Director for the entire preceding twelve (12) months.

   (f) Each Non-Employee Director who received an initial grant described in subparagraph 5(c) and each Non-Employee Director serving on the Audit Committee of the Board automatically shall, on each anniversary following the date of such initial grant or previous stock option grant for service on the Audit Committee, be granted an option to purchase twenty-five thousand (25,000) shares of common stock of the Company provided that such person (i) is at that time a Non-Employee Director and a member of the Audit Committee, and (ii) has served continuously as a member of the Audit Committee for the entire preceding twelve
(12) months.

   (g) Each Non-Employee Director who received an initial grant described in subparagraph 5(d) and each Non-Employee Director serving on either of the Compensation Committee and/or Nominating Committee of the Board automatically shall, on each anniversary following the date of such initial grant or previous stock option grant for service on either such committee, be granted an option to purchase fifteen thousand (15,000) shares of common stock of the Company provided that such person (i) is at the time a Non-Employee Director and a member of the Compensation Committee and/or Nominating Committee, as applicable, and (ii) has served continuously as a member of such committee for the entire preceding twelve (12) months.


                                       3.

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6. OPTION PROVISIONS.

   Each option shall be subject to the following terms and conditions:

   (a) The term of each option commences on the date it is granted and, unless sooner terminated as set forth herein, expires on the date ("Expiration Date") ten (10) years from the date of grant. If the optionee's service as a Non-Employee Director or employee of or consultant to the Company or any Affiliate terminates for any reason or for no reason, the option shall terminate on the earlier of the Expiration Date or the date twenty-four (24) months following the date of termination of all such service; provided, however, that:
(i) if such termination of service is due to the optionee's death, the option shall terminate on the earlier of the Expiration Date or eighteen (18) months following the date of the optionee's death; and (ii) if such termination of service is due to the optionee's disability, the option shall terminate on the earlier of the Expiration Date or twelve (12) months following the date of the optionee's disability. In any and all circumstances, an option may be exercised following termination of the optionee's service as a Non-Employee Director or employee of or consultant to the Company or any Affiliate only as to that number of shares as to which it was exercisable as of the date of termination of all such service under the provisions of subparagraph 6(e).

   (b) Subject to the provisions of subsection 4(b) regarding Ten Percent Stockholders, the exercise price of each option shall be equal to one hundred percent (100%) of the Fair Market Value of the stock (as such term is defined in subparagraph 9(e)) subject to such option on the date such option is granted.

   (c) The optionee may elect to make payment of the exercise price under one of the following alternatives:

       (i) Payment of the exercise price per share in cash at the time of exercise; or

       (ii) Provided that at the time of the exercise the Company's common stock is publicly traded and quoted regularly in the Wall Street Journal, payment by delivery of shares of common stock of the Company already owned by the optionee, held for the period required to avoid a charge to the Company's reported earnings, and owned free and clear of any liens, claims, encumbrances or security interest, which common stock shall be valued at its Fair Market Value on the date preceding the date of exercise; or

       (iii) Payment by a combination of the methods of payment specified in subparagraph 6(c)(i) and 6(c)(ii) above.

   Notwithstanding the foregoing, this option may be exercised pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or check) by the Company either prior to the issuance of shares of the Company's common stock or pursuant to the terms of irrevocable instructions issued by the optionee prior to the issuance of shares of the Company's common stock.

   (d) An option shall not be transferable except by will or by the laws of descent and distribution and, to the extent provided in the option agreement, to such further extent as permitted by Section 260.140.41(d) of Title 10 of the California Code of Regulations at the time



                                       4.

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of the grant of the option, and, except in the case of a permitted transfer, shall be exercisable during the lifetime of the person to whom the option is granted only by such person. If the option does not provide for transferability, then the option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the person to whom the option is granted only by such person. Notwithstanding the foregoing, the person to whom the option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the optionee, shall thereafter be entitled to exercise the option.

   (e) The option shall become exercisable on a daily ratable basis over a one
(1) year period from the date of grant, provided that the optionee has continuously served as a Non-Employee Director or employee of or consultant to the Company or any Affiliate of the Company during the period prior to each vesting installment date, whereupon such option shall become fully exercisable in accordance with its terms with respect to that portion of the shares represented by that installment.

   (f) The Company may require any optionee, or any person to whom an option is transferred under subparagraph 6(d), as a condition of exercising any such option: (i) to give written assurances satisfactory to the Company as to the optionee's knowledge and experience in financial and business matters; and (ii) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the option for such person's own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the option has been registered under a then currently-effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may require any optionee to provide such other representations, written assurances or information which the Company shall determine is necessary, desirable or appropriate to comply with applicable securities laws as a condition of granting an option to the optionee or permitting the optionee to exercise the option. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

   (g) Notwithstanding anything to the contrary contained herein, an option may not be exercised unless the shares issuable upon exercise of such option are then registered under the Securities Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act.

   (h) The Company (or a representative of the underwriters) may, in connection with the first underwritten registration of the offering of any securities of the Company under the Securities Act, require that any optionee not sell or otherwise transfer or dispose of any shares of common stock or other securities of the Company during such period (not to exceed one hundred eighty (180) days) following the effective date of the registration statement of the Company filed


                                       5.

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under the Securities Act as may be requested by the Company or the representative of the underwriters.

7. COVENANTS OF THE COMPANY.

   (a) During the terms of the options granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such options.

   (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the options granted under the Plan; provided however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any option granted under the Plan, or any stock issued or issuable pursuant to any such option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such options.

8. USE OF PROCEEDS FROM STOCK.

   Proceeds from the sale of stock pursuant to options granted under the Plan shall constitute general funds of the Company.

9. MISCELLANEOUS.

   (a) Neither an optionee nor any person to whom an option is transferred under subparagraph 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until such person has satisfied all requirements for exercise of the option pursuant to its terms.

   (b) Nothing in the Plan or in any instrument executed pursuant thereto shall confer upon any Non-Employee Director any right to continue in the service of the Company or any Affiliate in any capacity or shall affect any right of the Company, its Board or shareholders or any Affiliate, to remove any Non-Employee Director pursuant to the Company's Bylaws and the provisions of the California Corporations Code.

   (c) No Non-Employee Director, individually or as a member of a group, and no beneficiary or other person claiming under or through him, shall have any right, title or interest in or to any option reserved for the purposes of the Plan except as to such shares of common stock, if any, as shall have been reserved for him pursuant to an option granted to him.

   (d) In connection with each option made pursuant to the Plan, it shall be a condition precedent to the Company's obligation to issue or transfer shares to a Non-Employee Director, or to evidence the removal of any restrictions on transfer, that such Non-Employee Director make arrangements satisfactory to the Company to insure that the amount of any federal, state or local withholding tax required to be withheld with respect to such sale or transfer, or such removal or lapse, is made available to the Company for timely payment of such tax.


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   (e) As used in this Plan, "Fair Market Value" means, as of any date, the value of the common stock of the Company determined as follows and in each case in a manner consistent with Section 260.140.50 of Title 10 of the California Code of Regulations:

       (i) If the Common Stock is listed on any established stock exchange, or traded on the Nasdaq National Market or The Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in Common Stock) on the last market trading day prior to determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;

       (ii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board and to the extent that the Company is subject to Section 260.140.50 of Title 10 of the California Code of Regulations, in a manner consistent with Section 260.140.50 of Title 10 of the California Code of Regulations.

    (f) To the extent required by Section 260.140.46 of Title 10 of the California Code of Regulations, the Company shall deliver financial statements to each Non-Employee Director at least annually.

10. ADJUSTMENTS UPON CHANGES IN STOCK.

    (a) If any change is made in the stock subject to the Plan, or subject to any option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan and outstanding options will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding options. Such adjustments shall be made by the Board, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company.")

    (b) In the event of: (1) a dissolution, liquidation, or sale of all or substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation (other than a merger solely to effect a reincorporation of the Company into another jurisdiction); (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) the acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or any Affiliate of the Company) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%)


                                       7.

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of the combined voting power entitled to vote in the election of directors, then options outstanding under the Plan shall terminate if not exercised at or prior to such event.

11. AMENDMENT OF THE PLAN.

    (a) The Board at any time, and from time to time, may amend the Plan and/or some or all outstanding options granted under the Plan. However, except as provided in paragraph 10 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary for the Plan to comply with the requirements of Rule 16b-3 promulgated under the Exchange Act or any Nasdaq or securities exchange listing requirements.

    (b) Rights and obligations under any option granted before any amendment of the Plan shall not be impaired by such amendment unless (i) the Company requests the consent of the person to whom the option was granted and (ii) such person consents in writing.

12. TERMINATION OR SUSPENSION OF THE PLAN.

    (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on September 24, 2007. No options may be granted under the Plan while the Plan is suspended or after it is terminated.

    (b) Rights and obligations under any option granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the consent of the person to whom the option was granted.

    (c) The Plan shall terminate upon the occurrence of any of the events described in Section 10(b) above.

13. EFFECTIVE DATE OF PLAN; CONDITIONS OF EXERCISE.

    The Plan shall become effective on September 25, 1997, the date adopted by the Board.


                                       8.